LONG-TERM LOANS FROM STOCKHOLDERS	6 Months Ended
Jun. 30, 2012
LONG-TERM LOANS FROM STOCKHOLDERS [Abstract]
LONG-TERM LOANS FROM STOCKHOLDERS
NOTE 8	-	LONG-TERM LOANS FROM STOCKHOLDERS

During the years 2003-2004, Integrity Israel received loans from stockholders (three separate lenders). The loans are indexed to the Israeli Consumer Price Index from their origination date and bear no interest.

These loans are not required to be repaid until the first year in which the Company reports profits in its annual statements of operations (accounting profit). The Company has not reported any profits since inception and does not expect to report profit in the near future. Accordingly, the loans have been presented as long-term liabilities. At such time as the Company reports profits, repayment of the stockholder loans is to be made from cash flows that will be received from sales, such that 10% of the total sales of the Company after deduction of VAT in every quarter, starting with the quarter following the first year in which the Company reports profits in its annual statement of operations, will be transferred to the lenders, until full repayment of the loans. However, notwithstanding the abovementioned mechanism, the Company will not be required to repay the loans during any time when such repayment would cause a deficit in the Company's working capital.

As of June 30, 2012, no repayments of the stockholders loans have been made.

As of December 31, 2011 and June 30, 2012, such loans are not expected to be repaid before January 1, 2014.